Exhibit 99.2
EXECUTION COPY
JOINDER AND SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT
     THIS JOINDER AND SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT, dated as of July 1, 2009 (this “Amendment”) is entered into by EVOLVE BUSINESS SOLUTIONS LLC, a limited liability company organized under the laws of Ohio (the “New Originator”), with its principal place of business located at 221 East Fourth Street, Cincinnati, Ohio, the Originators listed on the signature pages hereto, CINCINNATI BELL FUNDING LLC, a Delaware limited liability company (the “Company”) and CINCINNATI BELL INC. (“CB”), an Ohio corporation, as sole member of the Company and as Servicer
BACKGROUND:
     A. The Originators, the Company and CB have entered into that certain Purchase and Sale Agreement, dated as of March 23, 2007 (as amended, restated, supplemented or otherwise modified through the date hereof, and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Purchase and Sale Agreement” or the “Agreement”).
     B. The New Originator desires to become an Originator pursuant to Section 4.3 of the Purchase and Sale Agreement.
     C. The parties hereto desire to join the New Originator to the Purchase and Sale Agreement and to otherwise amend the Purchase and Sale Agreement as set forth herein.
     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agrees as follows:
     SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Purchase and Sale Agreement or in the Receivables Purchase Agreement (as defined in the Purchase and Sale Agreement).
     SECTION 2 Joinder. This Amendment constitutes a Joinder Agreement as defined in the Purchase and Sale Agreement, and in furtherance thereof, the parties hereto hereby agrees as follows:
     2.1 Transaction Documents. The New Originator hereby agrees that it shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be a party to (as if it were an original signatory to), the Purchase and Sale Agreement and each of the other relevant Transaction Documents. From and after the later of the date hereof and the date that the New Originator has complied with all of the requirements of Section 4.3 of the Purchase and Sale Agreement, the New Originator shall be an Originator for all purposes of the Purchase and Sale Agreement and all other Transaction Documents and shall have all the rights and obligations of an Originator thereunder. The New Originator hereby acknowledges that it has received copies of the Purchase and Sale Agreement and the other Transaction Documents.
     2.2 Representations and Warranties. The New Originator hereby makes all of the representations and warranties of an Originator set forth in the Purchase and Sale Agreement (as amended hereby and to the extent applicable) as of the date hereof (unless such representations or warranties relate to an earlier date, in which case as of such earlier date), as if such representations and warranties were fully set forth herein. The New Originator hereby represents and warrants that its location (as defined in the applicable UCC) is Ohio, and the offices where the New Originator keeps all of its Records and Related Security is as set forth on Schedule III to this Amendment.
     2.3 Notice. Each of the parties hereto, and the Administrator and the Purchaser Agent by their signatures hereto, acknowledges and agrees that the thirty day prior written notice requirement with respect to the New Originator set forth in Section 4.3 of the Purchase and Sale Agreement has been satisfied or waived.
     SECTION 3. Amendments. The Agreement is hereby amended as follows:
     3.1 With respect to the New Originator, any reference in the Agreement to the “Cut-off Date” shall be deemed to be a reference to “June 30, 2009”.
     3.2 With respect to the New Originator, any reference to the “Closing Date” or the “date hereof” shall be deemed to be a reference to “July 1, 2009”.
     3.3 Clause (a) of Section 7.2 of the Purchase and Sale Agreement is hereby amended and restated in its entirety as follows:
     (a) Collection Procedures. Each Transferor will instruct all Persons who are its respective Obligors to make payments of Receivables (other than Specified Receivables) sold, contributed or otherwise conveyed or purported to be conveyed by it hereunder directly to a Lock-Box Account, except in the case of any Payment-on-Delivery Transactions and provided, that, such Transferor may permit such Obligor to make On-Site Payments notwithstanding such instructions. Each Transferor further agrees to transfer any Collections of Receivables (other than Specified Receivables) sold, contributed or conveyed by it hereunder, including without limitation, Collections received in connection with any Payment-on-Delivery Transactions and On-Site Payments, that it receives directly to a Lock-Box Account within three (3) Business Days of receipt thereof, and agrees that all such Collections shall be deemed to be received in trust for the Company and the Administrator (for the benefit of the Purchasers).
     3.4 For purposes of Section 10.2 of the Purchase and Sale Agreement, the address for notice for the New Originator shall be as follows:

Address:	221 East Fourth Street
Cincinnati, OH 45202

Attention:	Kimberly H. Sheehy
Telephone:	(513)
Facsimile:	(513)
3.5 Schedule I to the Purchase and Sale Agreement is hereby amended and restated in its entirety as Schedule I attached hereto.
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3.6 Schedule II to the Purchase and Sale Agreement is hereby amended and restated in its entirety as Schedule II attached hereto.
3.7 Schedule III to the Purchase and Sale Agreement is hereby amended and restated in its entirety as Schedule III attached hereto.
3.8 Schedule IV to the Purchase and Sale Agreement is hereby amended and restated in its entirety as Schedule IV attached hereto.
     SECTION 4. Representations and Warranties. Each of the New Originator, the Originators, the Company and CB hereby represents and warrants as follows:
     4.1 Representations and Warranties. The representation and warranty made by it in the Purchase and Sale Agreement, as amended by this Amendment, and in the other Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct as of such earlier date).
     4.2 Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Purchase and Sale Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Purchase and Sale Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with the terms thereof.
     4.3 No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event exists or shall exists.
     SECTION 5. Effect of Amendment. All provisions of the Purchase and Sale Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Purchase and Sale Agreement shall be deemed to be references to the Purchase and Sale Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Purchase and Sale Agreement other than as set forth herein.
     SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) subject to the condition precedent that the Administrator shall have received on or before the Effective Date each of the following, each in form and substance satisfactory to the Administrator: (a) evidence that each of the conditions to effectiveness set forth in that certain Fifth Amendment to the Receivables Purchase Agreement, dated as of even date herewith, shall have been satisfied, (b) counterparts of this Amendment duly executed by each of the other parties hereto, (c) each document, agreement, instrument or other item listed in Section 4.1 of the Purchase and Sale Agreement, in each case with respect to the New Originator and (d) such other documents, agreements, instruments, and opinions as the Administrator may request.
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     SECTION 7. Miscellaneous. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[Signature Pages Follow]
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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

EVOLVE BUSINESS SOLUTIONS LLC
By:	/s/ Kimberly H. Sheehy
	Name:	Kimberly H. Sheehy
	Title:	Vice President and Treasurer

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Schedule IV-1

CINCINNATI BELL FUNDING LLC

By: Name: Title:	/s/ Kimberly H. Sheehy Kimberly H. Sheehy Vice President and Treasurer

CINCINNATI BELL INC., as sole member of Cincinnati Bell Funding LLC

By: Name: Title:	/s/ Kimberly H. Sheehy Kimberly H. Sheehy Vice President and Treasurer

CINCINNATI BELL INC., as Servicer

By: Name: Title:	/s/ Kimberly H. Sheehy Kimberly H. Sheehy Vice President and Treasurer
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ORIGINATORS:

CINCINNATI BELL ANY DISTANCE INC., as an Originator

By: Name: Title:	/s/ Kimberly H. Sheehy Kimberly H. Sheehy Vice President and Treasurer

CINCINNATI BELL TELEPHONE COMPANY LLC, as an Originator

By: Name: Title:	/s/ Kimberly H. Sheehy Kimberly H. Sheehy Vice President and Treasurer

CINCINNATI BELL WIRELESS LLC, as an Originator

By: Name: Title:	/s/ Kimberly H. Sheehy Kimberly H. Sheehy Vice President and Treasurer

CINCINNATI BELL EXTENDED TERRITORIES LLC, as an Originator

By: Name: Title:	/s/ Kimberly H. Sheehy Kimberly H. Sheehy Vice President and Treasurer

CINCINNATI BELL COMPLETE PROTECTION INC., as an Originator

By: Name: Title:	/s/ Kimberly H. Sheehy Kimberly H. Sheehy Vice President and Treasurer
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CINCINNATI BELL TECHNOLOGY SOLUTIONS INC., as an Originator

By: Name: Title:	/s/ Kimberly H. Sheehy Kimberly H. Sheehy Vice President and Treasurer
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Consented to:

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ William P. Falcon

Name: William P. Falcon
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent

By:	/s/ William P. Falcon
Name: William P. Falcon
Title: Vice President
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